Fees Summary	Nov. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 171,120,650
Previously Paid Amount	0
Total Fee Amount	26,198.58
Total Offset Amount	0
Net Fee	$ 26,198.58